Debt	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Debt
18. DEBT

	December 31, 2021	Proceeds	Repayments	December 31, 2022
SL-Credit Facility	$—	$160,000	$—	$160,000
Other	15,300	23,661	5,239	33,722
Less: current portion	$(3,400)	$—	$—	$(13,712)
Non-current	$11,900	$183,661	$5,239	$180,010

	December 31, 2020	Proceeds	Repayments	December 31, 2021
SL-Credit Facility	$—	$—	$—	$—
Other	—	17,000	1,700	15,300
Less: current portion	$—	$—	$—	$(3,400)
Non-current	$—	$17,000	$1,700	$11,900
SL-Credit Facility
In November 2022, as agreed under the terms of the Transaction (Note 1), the Company provided Yamana $150 million towards a termination fee payable to Gold Fields Limited (“Gold Fields) in connection with the now terminated acquisition proposal of Yamana by Gold Fields (Note 24). To fund this payment and other transaction and integration costs during the fourth quarter of 2022, the Company drew proceeds of $160 million from its SL-Credit Facility. Please refer to Note 33 for further details.
On August 10, 2021, Pan American entered into an amendment agreement to amend and extend its $500 million Credit Facility, with a maturity date of February 1, 2023, into a $500 million SL-Credit Facility that matures on August 8, 2025. The SL-Credit Facility features a mechanism that allows for pricing adjustments on drawn and undrawn balances based on the Company's sustainability performance ratings and scores published by MSCI and S&P Global. In addition, the financial covenants include the requirement for the Company to maintain: (i) a leverage ratio less than or equal to 3.5:1; and (ii) an interest coverage ratio more than or equal to 3.0:1. The Company was in compliance with all covenants required by the SL-Credit Facility.
The SL-Credit Facility can be drawn down at any time to finance the Company’s working capital requirements, acquisitions, investments and for general corporate purposes. The borrowing costs under the Company's SL-Credit Facility are based on the Company's leverage ratio subject to pricing adjustments based on the Company's sustainability performance ratings and scores at either (i) LIBOR plus 1.825% to 2.80% or; (ii) The Bank of Nova Scotia's Base Rate on U.S. dollar denominated commercial loans plus 0.825% to 1.80%. Undrawn amounts under the SL-Credit Facility are subject to a stand-by fee of 0.41% to 0.63% per annum, dependent on the Company's leverage ratio and subject to pricing adjustments based on sustainability performance ratings and scores.
Other loans
From May 2022 to December 2022, the Company entered into Peruvian USD denominated promissory notes with a local financial institution in Peru, maturing in under 30 days, to provide short-term funding for the purpose of certain construction activities in advance of entering into term loans. In June 2021 and May 2022, the Company entered into Peruvian USD denominated five-year Loans with that same local financial institution for construction financing. The promissory notes bear a 5.6% interest rate per annum and the June 2021 loan bears a 3.6% interest rate per annum and requires quarterly repayments while the May 2022 loan bears 2.2% interest per annum and requires monthly repayments.